CHACONIA INCOME & GROWTH FUND, INC.
Schedule of Investments
December 31, 1995


COMMON STOCKS
                                                     Market
       Shares                                        Value

                  COMMON STOCKS (61.12%)
                  Aircraft (3.20%)
         4,000    Boeing Co.                           $  313,500
         3,260    Lockheed Martin Corp.                   257,540
                                                          571,040

                  AUTOMOTIVE (0.98%)
         6,000    Ford Motor Co.                          174,000

                  BANKING (4.01%)
         2,300    Federal National Mortgage Assoc.        285,488
         4,800    First Chicago N B D Corp.               189,600
         3,500    Suntrust Banks Inc.                     239,750
                                                          714,838

                  BUSINESS SERVICES (1.48%)
         3,500    Deluxe Corp.                            101,500
         2,500    Dun and Bradstreet Corp.                161,875
                                                          263,375

                  CAPITAL GOODS-MACHINERY (1.62%)
         6,000    Compaq Computer Corp.                   288,000


                  CHEMICALS (1.39%)
         1,800    Dow Chemical Co.                        126,675
         4,000    Nalco Chemical Co.                      120,500
                                                          247,175

                  CLOTHING (0.97%)
         6,200    Liz Claiborne Inc.                      172,050

                  DRUGS & HEALTH CARE (11.23%)
         6,600    Abbott Labs                             275,550
         3,000    American Home Products Corp.            291,000
         3,200    Bristol-Meyers Squibb                   274,800
         4,500    Columbia/HCA Healthcare Corp.           228,375
         6,800    Lilly, Eli & Co.                        382,500
         5,300    Merck & Co. Inc.                        348,475



COMMON STOCKS (continued)
                                                     Market
       Shares                                        Value

                  DRUGS & HEALTH CARE (continued)
         8,500    Mylan Labs Inc.                      $  199,750
                                                        2,000,450

                  ELECTRONICS (2.64%)
         2,400    Emerson Electric Co.                    196,200
         5,800    Raytheon Co.                            274,050
                                                          470,250

                  FOODS (7.22%)
         3,200    Anheuser Busch Cos. Inc.                214,000
         4,400    Fleming Cos. Inc.                        90,750
         8,550    Heinz H.J. Co.                          283,219
         2,800    Kellogg Co.                             216,300
         5,800    McDonalds Corp.                         261,725
         8,400    Tyson Foods Inc. Class A                219,450
                                                        1,285,444

                  INDUSTRIALS (3.13%)
         8,000    Browning Ferris Inds. Inc.              236,000
         9,300    Hanson Plc. ADR                         141,825
         6,000    WMX Technologies                        179,250
                                                          557,075

                  INSURANCE (6.50%)
         2,100    Chubb Corp.                             203,175
         1,500    General Re Corp.                        232,500
         3,500    Loews Corp.                             274,313
         5,000    Old Republic International Corp.        177,500
         5,200    Safeco Corp.                            179,400
         1,900    Unitrin Inc.                             91,200
                                                        1,158,088

                  MUTUAL FUNDS (2.35%)
         175,406  Trinidad & Tobago Unit Trust Corp./
                  First Unit Scheme                       418,782

See notes to financial statements




COMMON STOCKS (continued)
                                                     Market
       Shares                                        Value

                  PAPER PRODUCTS (0.82%)
         5,250    Westvaco Corp.                       $  145,688

                  PETROLEUM (3.56%)
         3,200    Amoco Corp.                             230,000
         2,900    Exxon Corp.                             232,362
         2,100    Shell Transportation and Trading        170,887
                                                          633,249

                  RAILROADS (1.20%)
         2,700    Norfolk Southern Corp.                  214,313

                  RETAIL (2.63%)
         6,000    J C Penney Inc.                         285,750
         8,300    K mart Corp.                             60,175
         4,000    Melville Corp.                          123,000
                                                          468,925

                  TECHNOLOGY (1.27%)
         2,700    Hewlett Packard Co                      226,125

                  TOBACCO (1.62%)
         3,200    Philip Morris Cos. Inc.                 289,600

                  UTILITIES (3.30%)
         6,000    Cinergy Corp.                           183,750
         6,700    Telefonos De Mexico ADR                 213,562
         5,800    Unicom Corporation                      189,950
                                                          587,262

                  TOTAL COMMON STOCKS
                  (Cost $8,822,393)                    10,885,729



BONDS
       Principal                                     Market
       Amount                                        Value
                  BONDS (31.93%)
                  U.S. Government Securities (30.76%)
       $ 250,000  U.S. Treasury Note
                  5.625% due 01/31/98                  $  252,109
         600,000  U.S. Treasury Note
                  6.375% due 01/15/99                     618,750
         500,000  U.S. Treasury Note
                  8.00% due 08/15/99                      544,063
         250,000  U.S. Treasury Note
                  7.875% due 08/15/01                     279,609
         500,000  U.S. Treasury Note
                  6.25% due 02/15/03                      522,030
         750,000  U.S. Treasury Note
                  5.875% due 02/15/04                     765,469
         300,000  U.S. Treasury Note
                  7.50% due 02/15/05                      340,593
         650,000  U.S. Treasury Note
                  8.125% due 05/15/21                     822,858
       1,150,000  U.S. Treasury Note
                  7.25% due 08/15/22                    1,331,844
                                                        5,477,325

                  CORPORATE BONDS (1.17%)
         100,000  Norwest Corp. Med. Term Notes
                  7.125% due 04/01/00                     105,267
         100,000  Rockwell Intl. Corp. Note
                  6.625% due 06/01/05                     104,081
                                                          209,348

                  TOTAL BONDS
                  (Cost $5,046,332)                     5,686,673

                  SHORT TERM INVESTMENTS (6.52%)
       1,160,380  Citibank Money Market Fund
                  (Cost $1,160,380)                     1,160,380

                  TOTAL INVESTMENTS
                  (Cost $15,029,105)     (99.57%)      17,732,782
                  Other assets less
                     liabilities          (0.43%)          76,600
                  TOTAL NET ASSETS      (100.00%)    $ 17,809,382


See notes to financial statements

CHACONIA INCOME & GROWTH FUND, INC.
Statement of Assets and Liabilities
December 31, 1995

Assets
   Investments in securities, at value
      (cost $15,029,105)                             $ 17,732,782
   Dividends and interest receivable                      145,879
   Receivable for fund shares sold                        760,283
   Other assets                                               740
   Total assets                                        18,639,684

Liabilities
   Dividends payable                                      718,318
   Payable for fund shares redeemed                         5,177
   Accrued adviser fee                                     26,935
   Accrued distribution fee                                23,251
   Accrued legal fee                                       22,552
   Other accrued expenses                                  34,069
   Total liabilities                                      830,302

   Net Assets                                         $17,809,382

Net Assets Consist of:
   Capital stock, no par value; unlimited
      shares authorized; 1,467,830 shares
      outstanding                                     $15,122,346
   Distribution in excess of net investment income        (16,641)
   Net  unrealized appreciation on investments          2,703,677
   Net Assets                                         $17,809,382

   Net asset value, redemption and offering
      price per share ($17,809,382/1,467,830)            $  12.13



CHACONIA INCOME & GROWTH FUND, INC.
Statement of Operations
For the year ended December 31, 1995

Investment Income:
   Interest                                             $ 396,433
   Dividends                                              254,600
   Total Investment Income                                651,033

Expenses:
   Adviser fees                                            97,881
   Distribution fees                                       72,881
   Legal fees                                              50,000
   Administrative fees                                     43,755
   Custodian fees                                          20,322
   Audit fees                                              16,151
   Accounting services                                     16,500
   Transfer agent fees                                     13,500
   Printing expense                                         9,483
   Directors' fees and expenses                             1,032
   Other expenses                                           4,107
   Total expenses                                         345,612

   Net investment income                                  305,421

Realized and Unrealized Gains
on Investments
   Net realized gains on investments                      408,399
   Net increase in unrealized appreciation
      on investments                                    2,764,622

   Net gains on investments                             3,173,021

   Net increase in net assets resulting
      from operations                                 $ 3,478,442


See notes to financial statements

CHACONIA INCOME & GROWTH FUND, INC.
Statements of changes in Net Assets

                                           For the          For the
                                           year ended       year ended
                                           Dec. 31, 1995    Dec. 31, 1994

Operations:
Net investment income                         $ 305,421        $ 155,073
Net realized gains on investments               408,399          159,017
Net increase/(decrease) in unrealized
   appreciation on investments                2,764,622         (307,619)

Net increase in net assets
   resulting from operations                  3,478,442            6,471

Dividends and Distributions to Shareholders:
Dividend from net investment income            (305,421)        (150,862)
Distribution in excess of net
   investment income and capital gains           (4,498)         (12,143)
Distribution from capital gains                (408,399)        (159,017)
Total distributions payable                    (718,318)        (322,022)

Fund Share Transactions:
Proceeds from shares sold                     2,051,054          631,631
Dividends reinvested                            914,562           35,272
Payment for shares redeemed                    (231,691)        (140,923)
Net increase in net assets from fund
   share transactions                         2,733,925          525,980
Net increase in net assets                    5,494,049          210,429

Net Assets, Beginning of Year                12,315,333       12,104,904

Net Assets, End of Year                    $ 17,809,382     $ 12,315,333




CHACONIA INCOME & GROWTH FUND, INC.
Notes to Financial Statements

1. ORGANIZATION
Chaconia Income & Growth Fund, Inc. (the "Fund") is organized as a Maryland Corporation, incorporated on October 24, 1990, and registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on May 11, 1993.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation - Securities traded on national securities exchanges are valued at the last sales price. Over-the-counter securities and listed securities for which no sales price is available, are valued at the mean between the latest bid and asked prices. Short-term securities which mature in 60 days or less are valued at cost, which, when combined with accrued interest receivable, approximates value.

B. Security Transactions - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

C. Federal Income Tax Status - No provision for federal income taxes is required since the Fund intends to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

D. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date.

E. Other - The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

3. INVESTMENT TRANSACTIONS:
Investment transactions, excluding short-term investments, for the year ended December 31, 1995 were as follows:

     Purchases......................$ 4,688,354
     Sales..........................  3,716,624

CHACONIA INCOME & GROWTH FUND, INC.
Notes to Financial Statements
(continued)


At December 31, 1995, the cost of securities for federal income tax purposes was $15,029,105. Aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,127,749 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $424,072.

4. INVESTMENT MANAGEMENT AGREEMENT:
The Fund has an investment advisory and management agreement with Invesco Capital Management, Inc. ("Adviser"). Under this agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of the greater of $50,000 or 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million and 0.25% of the portion of the daily net assets exceeding $20 million.

5. DISTRIBUTION FEES:
The Board of Directors has adopted a Distribution Plan applicable to the Fund under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. Pursuant to the Plan, registered broker-dealers and qualified recipients will be reimbursed by the Fund for distribution expenditures up to a limit of 0.50% of 1% on an annual basis of the Fund's average daily net assets.

6. FUND SHARE TRANSACTIONS:
At December 31, 1995, there were 2,000,000 shares authorized at $.01 par value.

                                     For the         For the
                                     year ended      year ended
                                     Dec. 31, 1995   Dec. 31, 1994

Shares sold                          170,791          62,615
Dividend reinvestmment                79,702          3,458
Shares repurchased                   (21,210)        (13,880)
                                     229,283          52,193


Financial Highlights

                                                                          For the period
                                                                          May 11, 1993
                                                                          (Commencement
                                         For the          For the          of operations)
                                         year ended       year ended       through
                                         Dec. 31, 1995    Dec. 31, 1994    Dec. 31, 1993
Net asset value, begining of period        $ 9.94           $10.20           $10.00

Income from investment operations
   Net investment income                      .24              .13              .03
   Net realized and unrealized
      gains (losses) on investments          2.47             (.13)             .21

Total from investment operations             2.71              .00              .24

Less dividends and distributions
Dividend from net investment income          (.23)            (.13)            (.04)
Distribution in excess of net
   investment income                          .00 +            .00 +            .00 +
Distribution from realized gains             (.28)            (.13)             .00 +
Total dividends and distributions            (.51)            (.26)            (.04)

Net asset value, end of period            $ 12.13           $ 9.94          $ 10.20
Total return based on net asset
   value per share                          27.16%               0%            2.40%

Ratios/Supplemental Data
Net assets, end of period
   (in thousands)                        $ 17,809         $ 12,315         $ 12,105

Ratios to Average Net Assets:
   Expenses                                  2.37%            2.87%            2.73% **
   Net investment income                     2.09%            1.25%             .53% **

Portfolio turnover rate                     26.23%           40.13%             .55%

** Annualized.
+  Less than $.01 per share

See notes to financial statements

REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholders and
Board of Directors of
Chaconia Income & Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Chaconia Income & Growth Fund, Inc., including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 11, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chaconia Income & Growth Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods referred to above, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

New York, New York
February 19, 1996

LETTER TO SHAREHOLDERS
CHACONIA INCOME & GROWTH FUND, INC.

February 22, 1996

Dear Shareholder,
We are happy once more to report on the financial and investment performance of Chaconia Income & Growth Fund Inc. (the "Fund") for the fiscal year ended December 31, 1995. The Board is pleased with the performance of the Fund during the period and I hope that shareholders are equally satisfied with the returns achieved in this second full year of the operation of the Fund. We enclose for your information and review the audited financial statements for the year ended December 31, 1995.

Market Overview
The US equity markets produced a terrific result in 1995: the S&P 500 recorded its best performance since 1958. Almost all the industry sectors performed well for the year, with healthcare, financial services, and technology up the most. Significantly, your Chaconia portfolio produced very strong results without a heavy weighting in the volatile technology sector. According to Lipper, a preeminent performance evaluation service, the average U.S. stock fund was up 30.2% compared with 36.0% for the stocks in the Chaconia Growth & Income Fund.

A confluence of economic factors combined to produce the 1995 scenario. The demand for equities was at a record level, as measured by net inflows to mutual funds, this broke the 1993 record of $91 billion by more than 15%. Meanwhile the supply of equities declined, as share buybacks and mergers significantly exceeded new issues. The US economy grew at 3.0%, inflation remained under 3.0%, and corporate profits increased over 20%. This permitted the Federal Reserve to reverse its position from one of tightening to one of easing. This produced a 2% decline in long-term interest rates; the result higher stock valuations.

Strong performance by the major averages concealed a rather narrow market. The major indexes showed significantly better performance on a capitalization-weighted basis than on an equal-weighted basis. The largest 20 US stocks on a capitalization basis produced 30% of the return for the S&P 500.

Despite the outstanding performance of the past year, INVESCO (the "Investment Adviser") remains constructive on the U.S. equity market. The Investment Adviser expects stocks to produce returns consistent with their long-term average. As a residual of their bottom-up stock selection approach, the Chaconia Fund continues to overweight consumer discretionary, consumer stable, and finance stocks while underweighting capital goods and energy stocks. Chaconia continues to dispatch its investment process with a keen eye to maintaining less than market risk.

The Board wishes to thank INVESCO for the excellent job they are doing in managing the portfolio. Further, we are indeed grateful to our shareholders for the confidence they have reposed in the Board and the Fund. We look forward to Chaconia producing strong, risk-adjusted results in 1996.



/s/ Rolston Nelson
Mr. Rolston Nelson
Chairman


/s/ E. Henry Sealy
Mr. E. Henry Sealy
President


COMPARISON OF CHANGE IN VALUE OF $10,000
INVESTMENT IN CHACONIA FUND & THE BENCHMARK
SINCE INCEPTION OF 5/11/93

(Performance Graph Here)
This graph compares the Fund against the a Benchmark comprised of an equal weighting between the S&P 500 and LBGC Bond Index. The Value for the
Fund and the comparative Benchmark at 12/31/95 are:

CHACONIA INCOME & GROWTH FUND     $13,918
Benchmark                         $13,470

(end of graph)

Annualized Return

     1 Year     3 Year     Since Inception
     27.16%     N/A        11/42%


Past performance in not predictive of future performance.

Benchmark represents an index which consists of an equal weighting between the S&P 500 and the LBGC Bond Index.

NA Means not applicable since the Fund began 5/11/93.

Chaconia's performance is gross of fees.

CHACONIA
INCOME & GROWTH FUND


ANNUAL REPORT
December 31, 1995